Supplement dated May 17, 2017
to the Statement of Additional Information (the SAI), as supplemented, dated April 3, 2017, for the following fund (the Fund):
Fund
Columbia Funds Series Trust II
Columbia Emerging Markets Bond Fund
Effective immediately, the information under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending October 31 – Information is as of October 31, 2016, unless otherwise noted
Emerging Markets Bond Fund	Jim Carlen	3 RICs 14 PIVs 7 other accounts	$157.69 million $17.52 billion $56.68 million	None	$100,001 – $500,000(a) $10,001 – $50,000(b)	Columbia Management	Columbia Management
	Christopher Cooke(h)	None	None	None	None (c)	Threadneedle	Threadneedle
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.
(c)	The Fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the Fund.
(h)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of March 31, 2017.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP915_00_024_(05/17)